ACCORDANT ODCE INDEX FUND

SCHEDULE OF INVESTMENTS

September 30, 2025 (UNAUDITED)

	Original Acquisition Date	Shares/ Units	Percent of Net Assets	Cost	Fair Value
PRIVATE REAL ESTATE INVESTMENT FUNDS (26.90%)
United States (26.90%)(a)(b)
AEW Core Property (US), L.P.	4/11/2025	973	0.65%	$1,000,000	$993,023
ARA Core Property Fund, LP	10/3/2022	6	0.49%	1,000,000	743,556
ASB Allegiance Real Estate Fund, LP	12/31/2021	1,401	1.20%	2,051,419	1,825,489
BGO Diversified US Property Fund LP	10/1/2021	513	0.83%	1,317,454	1,258,428
BlackRock US Core Property Fund, L.P.	1/1/2022	1,000	0.61%	1,222,500	926,296
CBRE U.S. Core Partners, LP	12/31/2021	1,489,378	1.47%	2,960,000	2,229,778
Clarion Lion Properties Fund, LP	4/1/2021	2,604	2.56%	3,969,039	3,895,899
Heitman American Real Estate Trust, LP	12/3/2024	1,572	1.28%	1,700,000	1,950,014
Invesco Core Real Estate - U.S.A., L.P.	4/1/2021	9	0.96%	1,766,048	1,464,010
MetLife Core Property Fund, L.P.	4/2/2025	705	0.65%	1,000,000	993,200
Prime Property Fund, LLC (c)	6/30/2021	398	5.04%	7,862,911	7,658,008
Principal U.S. Property Fund, L.P.	11/21/2024	289,063	1.41%	2,143,594	2,143,733
PRISA LP (d)	4/1/2021	1,877	2.57%	3,761,071	3,907,900
RREEF America II, LP	1/1/2022	24,395	2.02%	3,450,000	3,079,483
Smart Markets Fund, L.P.	9/1/2021	166	0.19%	293,573	284,707
SPF FIV 2 (US) LP	10/1/2021	427,677	3.20%	5,280,455	4,869,302
TA Realty Core Property Fund, LP	10/1/2024	820	0.69%	1,041,098	1,046,686
Trumbull Property Fund LP	10/28/2024	61	0.35%	529,640	536,876
U.S. Real Estate Investment Fund, LLC	7/1/2022	946	0.73%	1,514,991	1,103,825
TOTAL United States				$43,863,793	$40,910,213

TOTAL Private Real Estate Investment Funds				$43,863,793	$40,910,213

	Yield	Shares	Percent of Net Assets	Cost	Fair Value
Short Term Security (71.86%)
MONEY MARKET FUND (71.86%)
Fidelity Investments Money Market Government Portfolio	4.040%	109,278,140	71.86%	$109,278,140	$109,278,140

TOTAL Short Term Security				$109,278,140	$109,278,140

TOTAL INVESTMENTS (98.76%)				$153,141,933	$150,188,353

Liabilities In Excess Of Other Assets (1.24%)					1,889,483

NET ASSETS (100.00%)					$152,077,836

(a)	Restricted security. The total cost and fair value of these restricted investments as of September 30, 2025 was $43,863,793 and $40,910,213, respectively, which represents 26.90% of total net assets of the Fund.
(b)	Redemptions permitted quarterly and redemption notices for the private real estate investment funds is 90 days or less.
(c)	The investment has an unfunded commitment of $14,625,000 as of September 30, 2025.
(d)	The investment has an unfunded commitment of $15,993,505 as of September 30, 2025.

See Notes to Quarterly Schedule of Investments.

ACCORDANT ODCE INDEX FUND

Notes to Quarterly Schedule of Investments

September 30, 2025 (Unaudited)

1. ORGANIZATION

Accordant ODCE Index Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as an “interval fund.” The Fund was formed as a Maryland corporation on April 11, 2019 and converted to a Delaware statutory trust on September 1, 2023. The Fund’s investment objective is to employ an indexing investment approach that seeks to track the NCREIF Fund Index – Open End Diversified Core Equity (the “NFI-ODCE Index”) on a net-of-fee basis while minimizing tracking error. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in real estate investment vehicles that comprise the NFI-ODCE Index (the “Eligible Component Funds”) . The NFI-ODCE Index performance is reported on a capitalization-weighted and equal-weighted basis and returns are reported gross and net of fees. Performance measurement and reporting is time-weighted. The National Council of Real Estate Investment Fiduciaries has established inclusion criteria guidelines for the NFI-ODCE Index, which similarly apply to each of the Eligible Component Funds in which the Fund invests. The NFI-ODCE Index is currently comprised of 26 Eligible Component Funds and the number of Eligible Component Funds the fund expects to invest in may range from 18 to 26 under normal circumstances. Accordant Investments LLC (the “Adviser”) serves as the investment adviser to the Fund, and IDR Investment Management, LLC (“IDR” or “Sub-Adviser,” and together with the Adviser, the “Advisers”) serves as the sub-adviser to the Fund. The Sub-Adviser of the Fund previously served as the adviser to the Fund prior to its conversion to a Delaware statutory trust on September 1, 2023. The Fund has been structured with the intent of providing exposure and streamlining investor access to real estate investment vehicles (the “Underlying Funds”). These Underlying Funds are those that invest in interests in real estate equity and debt, including mortgages and other interests therein, commonly through entities qualifying as real estate investment trusts (“REITs”). The Underlying Funds’ investments may be targeted in any one or more of the many sectors of the real estate market, including, but not limited to, the retail, office, multifamily, hospitality, industrial, residential, medical and self-storage sectors. The Fund is a Delaware statutory trust and intends to continue to qualify as a “real estate investment trust” (“REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund currently offers three classes of shares: Class A shares (“Class A Shares”), Class I shares (“Class I Shares”), and Class Y shares (“Class Y Shares” and together with the Class A and Class I Shares, the “Shares”). The Fund currently relies on exemptive relief granted by the SEC on October 24, 2023, permitting the Fund to issue multiple classes of shares with varying sales loads and asset based service and/or distribution fees. Class A Shares, Class I Shares and Class Y Shares will be continuously offered at the Fund’s net asset value (“NAV”) per share, plus, in the case of Class A Shares, a maximum sales load of up to 5.75%, from which a dealer-manager fee of up to 0.75% of offering proceeds may also be paid. Holders of Class A Shares, Class I Shares, and Class Y Shares have equal rights and privileges with each other, except that Class I Shares and Class Y Shares do not pay a sales load or dealer manager fees. Class I Shares and Class Y Shares are each not subject to a sales load; however, investors could be required to pay brokerage commissions on purchases and sales of Class I or Class Y Shares to their selling agents. Shareholders will be entitled to the payment of dividends and other distributions when, as and if declared by the Fund’s Board of Trustees (the “Board”). All shares have equal rights to the payment of dividends and the distribution of assets upon liquidation.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation and Use of Estimates –The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies and Accounting Standards Update (“ASU”) 2013-08. The Fund financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Determination of the Fund’s Net Asset Value – The Fund determines the NAV of its shares daily, as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). The calculation of NAV is made by the Fund’s sub-administrator, subject to the oversight of the Advisers and the administrator, based on valuation information provided by the Advisers. The NAV per share of the Fund’s shares is determined by dividing the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received) less the value of any liabilities (including accrued expenses or distributions), by the total number of shares outstanding.

Valuation of the Fund's Portfolio – The Board has designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. The Board has adopted policies and procedures for determining the fair value of the Fund’s assets, and has delegated responsibility for applying the valuation policies to the Adviser. The Adviser, pursuant to the policies adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s valuation policies, overseeing the calculation of the NAV per share for each class of shares and reporting to the Board. A large percentage of the assets in which the Underlying Funds invest will not have a readily ascertainable market price and will be fair-valued by the underlying fund. The Adviser provides the Board with periodic reports on a quarterly basis, or more frequently if necessary, describing the valuation process applicable to that period.

ACCORDANT ODCE INDEX FUND

Notes to Quarterly Schedule of Investments

September 30, 2025 (Unaudited)

Valuation of Private Investment Funds – The Fund’s investments generally include open-end and closed-end private investment companies. The sponsors or managers of these investment companies measure their investment assets at fair value and report a NAV per share at least quarterly (the “Investment NAV”). These funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. GAAP fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms. In accordance with ASC 820, Fair Value Measurements (“ASC 820”), the Fund has elected to apply the practical expedient, and to value its investments at their respective NAVs or NAV equivalents at each quarter.

Underlying Funds – The valuation of the Fund’s investments in the Underlying Funds is based upon valuations provided by the underlying fund managers on a daily or quarterly basis. Such NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the fund manager, if necessary. To the extent that the Fund does not receive timely information from the underlying funds regarding their valuations, and the net asset value of the Fund’s own investment in such underlying fund, the Adviser, who has been named as the valuation designee by the Board, shall inform the Valuation Committee and a meeting may be called to determine fair value, and the Fund’s ability to accurately calculate the Fund’s net asset value may be impaired.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Investment Transactions, Interest and Dividends – Investment transactions are recorded on trade date. Realized gains and losses on investment transactions are determined on a specific identification. Interest income and expense is recognized under the accrual basis. Dividend income is recognized on the ex-dividend date.

Income from Investment Companies – Distributions received or receivable from investments in investment companies are evaluated to determine if the distribution is income or a return of capital. Generally, income is not recorded unless the manager of the investment Fund has declared the distribution, there is cash available to make the distribution and there are accumulated earnings in excess of the amount recorded as income. Distributions classified as a return of capital are a reduction in the cost basis of the investment. Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Fund and do not reflect management fees, advisory fees, performance fees or incentive allocations, brokerage commissions and other expenses incurred by investment companies in which the Fund is invested. These amounts are included in net change in unrealized depreciation on investments in the accompanying statement of operations. Also, included in the net change in unrealized appreciation on underlying investments is the Fund’s allocable share of realized and unrealized gains or losses from underlying investments held by the investment companies.

Unfunded Commitments – Typically, when the Fund invests in an underlying fund, the Fund makes a binding commitment to invest a specified amount of capital in the applicable underlying fund. The capital commitment may be drawn by the general partner of the underlying fund either all at once or through a series of capital calls at the discretion of the general partner. As such, an unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular underlying manager that has not yet been called by the general partner of the underlying fund. Unfunded commitment may subject the Fund to certain risks. Further, the organizational documents of the private fund in which the Fund invests typically have set redemption schedules and notification requirements. As of September 30, 2025, the Fund had total unfunded commitments in the amount of $30,618,505.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to qualify as a REIT pursuant to the Code. The Fund will continue to be organized and operate in such a manner as to qualify for taxation as a REIT under the applicable provisions of the Code. The Fund’s qualification as a REIT depends upon the continuing satisfaction by the Fund of requirements of the Code relating to qualification for REIT status. Some of these requirements depend upon actual operating results, distribution levels, diversity of stock ownership, asset composition, source of income and record keeping. Accordingly, while the Fund intends to continue to qualify to be taxed as a REIT, the actual results of the Fund or of certain subsidiaries that are also REITs (“REIT Subsidiaries”) for any particular year might not satisfy these requirements since the ability to satisfy such requirements depends on the operations of the underlying Eligible Component Funds over which the Fund has no control. The Fund will not monitor the REIT Subsidiaries’ compliance with the requirements for REIT qualification. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the tax year ended December 31, 2024 or expected to be taken in the Fund’s December 31, 2025 year-end tax returns. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

ACCORDANT ODCE INDEX FUND

Notes to Quarterly Schedule of Investments

September 30, 2025 (Unaudited)

Distributions to Shareholders – To the extent the Fund has earnings available for distribution, it expects to distribute quarterly dividends. The specific tax characteristics of the Fund’s distributions will be reported to shareholders after the end of the calendar year. The Fund’s quarterly dividends, if any, will be authorized and determined by the Board. Cash distributions to holders of the Fund’s Shares will automatically be reinvested under the Fund’s distribution reinvestment plan (the “DRIP”) in additional whole and fractional shares unless the investor elects to receive distributions in cash. Investors may terminate their participation in the DRIP with prior written notice to the Fund. Under the DRIP, shareholders’ distributions are reinvested in Shares of the same class of Shares owned by the shareholder for a purchase price equal to the NAV per share (for the class of Shares being purchased) on the date that the distribution is paid.

The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The Fund has adopted a tax year end of December 31. The exact amount of distributable income for each tax year can only be determined at the end of the Fund’s tax year ended December 31. Under Section 19 of the 1940 Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

The Fund, in order to qualify as a REIT, is required to distribute dividends, other than capital gain dividends, to the Fund’s shareholders in an amount at least equal to (1) the sum of (a) 90% of the Fund’s “real estate investment trust taxable income,” computed without regard to the dividends paid deduction and the Fund’s net capital gain, and (b) 90% of the Fund’s net after-tax income, if any, from foreclosure property minus (2) the sum of certain items of non-cash income.

Fair Value Measurements – ASC 820, Fair Value Measurements (“ASC 820”), defines fair value as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing the use of the most observable input when available. Observable inputs are inputs that market participants would use in pricing the asset and liability based on market data obtained from sources independent of the reporting entity; unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

A financial instrument level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the fair value hierarchy, the hierarchy level is determined based on the lowest level input(s) that is (are) significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy that prioritize inputs to the valuation methods are as follows:

●	Level 1 – Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities.

●	Level 2 – Valuations based on quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

●	Level 3 – Valuations based on inputs that are unobservable and deemed significant to the overall fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

Investments in other investment companies are valued at fair value based on the Fund’s applicable percentage of ownership of the investment companies’ reported net assets as of the measurement date, which is a practical expedient for valuation and does not require these investments to be categorized within the fair value hierarchy. In determining fair value, valuations provided by the underlying investment companies are utilized. The underlying investment companies value securities, real estate and other financial instruments at fair value. The estimated fair values of certain investments of the underlying investment companies, which may include private placements, real estate and other securities for which prices are not readily available, are determined by the general partner or sponsor of the respective investment Fund and may not reflect amounts that could be realized upon immediate sale, nor amounts that ultimately may be realized. Accordingly, the estimated fair values may differ significantly from the values that would have been used had a ready market existed for these investments. The fair value of the Fund’s investments in other investment companies generally represents the amount the Fund would expect to receive if it were to liquidate its investment in the other investment companies excluding any redemption charges that may apply.

ACCORDANT ODCE INDEX FUND

Notes to Quarterly Schedule of Investments

September 30, 2025 (Unaudited)

The following table summarizes the inputs used as of September 30, 2025 for the Fund's assets measured at fair value:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Private Real Estate Securities(a)	$–	$–	$–	$40,910,213
Short Term Investment	109,278,140	–	–	109,278,140
Total	$109,278,140	$–	$–	$150,188,353

(a)	In accordance with ASC 820-10, certain investments that are measured at fair value using the NAV per share (or its equivalent), practical expedient, have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.

For the period ended September 30, 2025, the Fund did not use any significant unobservable inputs (Level 3) when determining fair value.

3. PRINCIPAL RISKS

The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information (“SAI”).

Credit Risk – Financial assets which potentially expose the Fund to credit risk consist principally of cash and investments. The Fund, at times, may maintain deposits with a single high-quality financial institution in amounts that are in excess of federally insured limits; however, the Fund has not experienced, nor does it anticipate, incurring any losses in its cash accounts. Investments in other investment companies are subject to credit risk should those other investment companies be unable to fulfill their redemption obligations.

Distribution Policy Risk – The Fund’s distribution policy is to make quarterly distributions to shareholders. All distributions will be paid at the sole discretion of the Board and will depend on the Fund’s earnings, financial condition, maintenance of REIT status, compliance with applicable investment company regulations and such other factors as the Board may deem relevant from time to time. In the event that the Fund encounters delays in locating suitable investment opportunities, the Fund may pay its distributions from the proceeds of the offering or from borrowings in anticipation of future cash flow, which may constitute a return of capital. Such a return of capital is not immediately taxable, but reduces a shareholder’s tax basis in the Fund’s shares, which may result in a shareholder recognizing more gain (or less loss) when its shares are sold. Distributions from the proceeds of the Fund’s offering or from borrowings also could reduce the amount of capital the Fund ultimately invests in its investments.

Limited Liquidity – Shareholders will have limited rights to redeem capital from the Fund. As a result, a Shareholder that desires to liquidate his or her investment in the Fund may be unable to do so within a given timeframe, if at all. Therefore, Shareholders must be prepared to bear the financial risks of an investment in shares of the Fund for an indefinite period of time.

LIBOR Risk – The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). Certain LIBORs were generally phased out by the end of 2021, and some regulated entities have ceased to enter into new LIBOR-based contracts beginning January 1, 2022. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future use of LIBOR, and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined, and it is not possible to completely identify or predict any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The termination of certain Reference Rates presents risks to the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by the Fund or reduce the effectiveness of related Fund transactions. While some instruments in which the Fund invests may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments in which the Fund invests may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Any potential effects of the transition away from LIBOR on the Fund or on financial instruments in which the Fund invests, as well as other unforeseen effects, could result in losses to the Fund.

ACCORDANT ODCE INDEX FUND

Notes to Quarterly Schedule of Investments

September 30, 2025 (Unaudited)

Market Risk – The Fund invests in other investment companies which are subject to the terms of the respective investment companies’ agreements, private placement memoranda and other governing agreements. The Fund’s investments in other investment companies are subject to the market and credit risks of investments held by those entities. The Fund bears the risk of loss only to the extent of the cost of its respective investment in the other investment companies.

In addition, the following risks may affect real estate markets generally or specific assets and include, without limitation, general economic and social climate, regional and local real estate conditions, the supply of and demand for properties, the financial resources of tenants, competition for tenants from other available properties, the ability of the Underlying Funds to manage the real properties, changes in building, environmental, tax or other applicable laws, changes in real property tax rates, changes in interest rates, negative developments in the economy that depress travel activity, uninsured casualties, natural disasters and other factors which are beyond the control of the Fund, and the Adviser. Furthermore, changes in interest rates or the availability of debt may render the investment in real estate assets difficult or unattractive.

Moreover, certain expenditures associated with real estate, such as taxes, debt service, maintenance costs and insurance, tend to increase and, in most cases, are not decreased by events adversely affecting rental revenues such as an unforeseen downturn in the real estate market, a lack of investor confidence in the market or a softening of demand. Thus, the cost of operating a property may exceed the rental income thereof. Insurance to cover losses and general liability in respect of properties may not be available or may be available only at prohibitive costs to cover losses from ongoing operations and other risks such as terrorism, earthquake, flood or environmental contamination. Although the Fund intends to confirm that the Underlying Funds in which it invests maintain comprehensive insurance on its investments in amounts sufficient, in a commercially reasonable manner, to permit replacement in the event of total loss, certain types of losses are uninsurable or are not economically insurable, and the Fund will have no control over whether such insurance is maintained.

Non-Diversified Status – The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund has a fundamental policy to invest, under normal circumstances, more than 25% of its total assets in real estate-related investments, including real estate investment vehicles that in turn hold real estate-related investments, or companies that otherwise operate in the real estate industry. In addition, the Fund's focus on investments in REITs in accordance with its investment objective and strategies makes the Fund vulnerable to a downturn in the real estate sector generally, or to specific events or circumstances, including a rise in borrowing costs for real estate assets, that may materially and adversely impact the real estate investment sector. Any such impact on the real estate investment sector would likely materially and adversely affect the Fund's results of operations and financial condition.

REIT Risk – The Fund will operate in a manner consistent with REIT qualification rules; however, there can be no assurance that the Fund will qualify as a REIT or that it will remain so qualified. Determining whether the Fund qualifies as a REIT involves the application of highly technical and complex provisions of the Code to the Fund's operations for which there are only limited judicial and administrative interpretations. In addition, determining whether the Fund qualifies as a REIT will involve numerous factual determinations concerning matters and circumstances not entirely within the Fund's control.